DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report for the Dreyfus Worldwide Dollar Money Market Fund, Inc. for the six-month period ended April 30, 1998. Your Fund produced an annualized yield of 4.99%, and after taking into account the effect of compounding, the annualized effective yield was 5.11%.*

Economic Review

      Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, recent evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy dampened by the Asian financial crisis and a tightening labor market have kept the Federal Reserve Board in neutral, although a bias towards higher rates was reinstated at the March 1998 FOMC meeting. Market interest rates have likewise stayed within a narrow range in recent months.
      While manufacturing has turned appreciably sluggish since year end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged slowly. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes.
      Rising real wages that have been such a boon to consumers in recent months may take a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. Accelerating wage growth alongside limited pricing power may also prove a harbinger of profit margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.
      The above pressures have kept Fed policy unchanged until now. However, it appears that policymakers are more concerned about wage growth than about economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

The Market Environment

      For the past six months expectations for short-term interest rates have fluctuated between the need for an increase in the Federal Funds rate in order to cool off an over-heating economy and for an ease in order to offset the Asian-crisis-triggered slowdown. Money markets are currently in a trading range and likely to remain there until a clear trend develops.
      As the economy continues into its seventh year of expansion, the short-term money markets are also on the lookout for signs that the economic cycle is coming to an end. With unemployment at historic lows, the market is on alert for a labor shortage-inspired pickup in inflation. To date, there has been no evidence of such an occurrence.
      Another development that gives many market participants concern is the increasing talk of an "asset bubble." The short-term market is apprehensive that Federal Reserve chairman Alan Greenspan, concerned over the effects of the dramatic rise in stock prices, will raise short-term rates in an attempt to head off the speculative excesses that might derail the economy.
      With economic releases providing an often contradictory picture of the economy, the financial markets are especially sensitive to comments from Federal Reserve members. Recent speeches suggest that the Fed is concerned about the possiblity of re-emerging inflationary pressures, yet is prepared to wait until a more definitive picture develops before altering monetary policy.

Portfolio Focus
      In this market environment we continue to maintain an average maturity somewhat longer than the industry average. We feel that this strategy has been beneficial to the Fund, and we currently intend to maintain that posture as long as we believe it corresponds with market conditions. Of course, we will look to adapt our approach should new factors in the market cause us to believe that such action is desirable.
                                  Sincerely,

                              [ Patricia A. Larkin signature logo]

                                  Patricia A. Larkin
                                  Senior Portfolio Manager
May 18, 1998
New York, N.Y.
*Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                            APRIL 30, 1998 (UNAUDITED)
                                                                                             Principal
Negotiable Bank Certificates of Deposit-30.8%                                                   Amount             Value
                                                                                           _______________     ______________
Abbey National Treasury Services (Yankee)
  5.70%-5.72%, 1/27/99-2/25/99..............................................                 $  35,000,000      $  35,000,000
Bankers Trust Co.
  5.53%-6.13%, 5/12/98-1/12/99..............................................                    35,000,000         35,018,403
Barclays Bank PLC (Yankee)
  5.82%, 6/25/98............................................................                    16,950,000         16,951,257
Bayerische Hypotheken-und Wechsel-Bank AG (London)
  5.74%, 5/1/98.............................................................                    25,000,000         25,000,000
Bayerische Landesbank Girozentrale (Yankee)
  5.87%, 7/17/98............................................................                    30,000,000         29,996,238
Creditanstalt Bankverein (Yankee)
  5.77%, 4/16/99............................................................                    15,000,000         14,993,111
Credit Suisse First Boston (Yankee)
  5.61%, 4/14/99 (a)........................................................                    50,000,000         50,000,000
Deutsche Bank AG (Yankee)
  5.61%-5.70%, 2/26/99-3/22/99..............................................                    30,000,000         29,986,686
Norddeutsche Landesbank Girozentrale (London)
  5.83%, 6/18/98............................................................                    20,000,000         20,001,524
Royal Bank of Canada
  5.61%, 2/23/99 (a)........................................................                    50,000,000         49,974,241
Societe Generale (Yankee)
  5.77%-5.92%, 5/19/98-10/27/98.............................................                    85,000,000         85,018,270
SwedBank (Yankee)
  5.70%-5.73%, 7/28/98-3/26/99..............................................                    50,000,000         49,989,204
Swiss Bank Corp. (Yankee)
  5.74, 3/5/99..............................................................                    25,000,000         24,990,904
Westdeutsche Landesbank Girozentrale (London)
  5.82%, 8/3/98.............................................................                    15,000,000         15,000,185
Westdeutsche Landesbank Girozentrale (Yankee)
  5.69%, 1/25/99............................................................                    10,000,000         10,000,000
                                                                                                              _______________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $491,920,023).......................................................                                  $   491,920,023
                                                                                                              ===============
Commercial Paper-28.8%
Den Danske Corp. Inc.
  5.69%, 5/15/98............................................................              $     20,000,000   $     19,956,989
Den Norske Bank ASA
  5.53%-5.55%, 6/22/98-8/19/98..............................................                    75,000,000         74,197,500
Donaldson Lufkin & Jenrette Inc.
  5.61%-5.69%, 5/11/98-7/28/98..............................................                    60,000,000         59,298,889
FINOVA Capital Corp.
  5.60%, 7/21/98............................................................                    10,000,000          9,875,800

Dreyfus Worldwide Dollar Money Market Fund, Inc.
Statement of Investments (continued)                                                                April 30, 1998 (Unaudited)
                                                                                              Principal
Commercial Paper (continued)                                                                   Amount             Value
                                                                                           _______________    _______________
General Electric Capital Corp.
  5.53%, 6/16/98............................................................              $     25,000,000   $     24,826,542
General Motors Acceptance Corp.
  5.86%, 8/18/98............................................................                    15,000,000         14,743,850
Lehman Brothers Holdings Inc.
  5.90%, 9/18/98............................................................                    20,000,000         19,560,555
Paine Webber Group Inc.
  5.71%, 9/8/98.............................................................                    21,000,000         20,579,125
Salomon Smith Barney Holdings Inc.
  5.52%, 8/3/98.............................................................                    65,000,000         64,088,592
Spintab AB
  5.55%-5.63%, 5/11/98-8/17/98..............................................                    75,000,000         74,244,733
SwedBank Inc.
  5.73%, 12/15/98...........................................................                    30,000,000         28,955,000
UBS Finance (DE) Inc.
  5.55%, 5/1/98.............................................................                    50,000,000         50,000,000
                                                                                                              _______________
TOTAL COMMERCIAL PAPER
  (cost $460,327,575).......................................................                                  $   460,327,575
                                                                                                              ===============
Corporate Notes-16.0%
Bankers Trust Co.
  5.70%, 1/8/99 (a).........................................................              $     40,000,000   $     39,994,612
Lehman Brothers Holdings, Inc.
  5.71%-5.80%, 1/13/99-3/22/99 (a)..........................................                    60,000,000         60,000,000
Merrill Lynch & Co. Inc.
  5.62%-5.68%, 7/24/98-4/19/99 (a)..........................................                    80,000,000         80,000,000
Paine Webber Group Inc.
  5.70%, 4/22/99 (a)........................................................                    15,000,000         15,000,000
Salomon Smith Barney Holdings Inc.
  5.61%, 4/19/99 (a)........................................................                    10,000,000         10,000,000
San Poalo U.S. Financial Co.
  5.63%, 4/19/99 (a)........................................................                    50,000,000         49,978,959
                                                                                                              _______________
TOTAL CORPORATE NOTES
  (cost $254,973,571).......................................................                                  $   254,973,571
                                                                                                              ===============
Promissory Notes-4.5%
Goldman Sachs Group L.P.
  5.52%-5.86%, 6/12/98-12/18/98 (b,c)
  (cost $73,000,000)........................................................              $     73,000,000   $     73,000,000
                                                                                                              ===============

Dreyfus Worldwide Dollar Money Market Fund, Inc.
Statement of Investments (continued)                                                          April 30, 1998 (Unaudited)

                                                                                             Principal
Short-Term Bank Notes-9.4%                                                                     Amount              Value
                                                                                           _______________    _______________
BankBoston N.A.
  5.70%-5.81%, 9/8/98-4/15/99...............................................              $     75,000,000   $     75,000,000
Bayerische Landesbank Girozentrale
  7.29%, 8/14/98............................................................                    50,000,000         50,035,360
PNC Bank N.A.
  5.67%, 9/2/98 (a).........................................................                    25,000,000         24,994,244
                                                                                                              _______________
TOTAL SHORT-TERM BANK NOTES
  (cost $150,029,604).......................................................                                  $   150,029,604
                                                                                                              ===============
Time Deposits-10.2%
Berliner Handels-und Frankforter Bank (Grand Cayman)
  5.50%, 5/1/98.............................................................              $     75,000,000   $     75,000,000
Fleet Bank of Massachusetts (Grand Cayman)
  5.38%, 5/1/98.............................................................                    12,416,000         12,416,000
Huntington National Bank (Grand Cayman)
  5.50%, 5/1/98.............................................................                    75,000,000         75,000,000
                                                                                                              _______________
TOTAL TIME DEPOSITS
  (cost $162,416,000).......................................................                                  $   162,416,000
                                                                                                              ===============
TOTAL INVESTMENTS
  (cost $1,592,666,773)............................................                99.7%                      $ 1,592,666,773
                                                                                 =======                      ===============
CASH AND RECEIVABLES (NET).........................................                  .3%                      $     5,394,543
                                                                                 =======                      ===============
NET ASSETS.........................................................               100.0%                      $ 1,598,061,316
                                                                                 =======                      ===============
Notes to Statement of Investments:
    (a)  Variable interest rate-subject to periodic change.
    (b)  These notes were acquired for investment, and not with the intent to distribute or sell.
    (c)  Securities restricted as to public resale. These securities were acquired from 9/18/97-3/24/98 at a cost of par value. At April 30, 1998, the aggregate value of these securities was $73,000,000 representing approximately 4.6% of net assets and they are valued at amortized cost.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                 APRIL 30, 1998 (UNAUDITED)
                                                                                                     Cost               Value
                                                                                                _______________    _______________
ASSETS:                          Investments in securities-See Statement
                                 of Investments.............................                   $1,592,666,773       $1,592,666,773
                                 Cash.......................................                                             6,180,230
                                 Interest receivable........................                                            16,473,111
                                 Prepaid expenses and other assets..........                                               587,277
                                                                                                                   _______________
                                                                                                                     1,615,907,391
                                                                                                                   _______________
LIABILITIES:                     Due to The Dreyfus Corporation and
                                 affiliates.................................                                               846,215
                                 Payable for shares of Common Stock
                                 redeemed...................................                                            16,602,709
                                 Accrued expenses...........................                                               397,151
                                                                                                                   _______________
                                                                                                                        17,846,075
                                                                                                                   _______________
NET ASSETS..................................................................                                        $1,598,061,316
                                                                                                                   ===============
REPRESENTED BY:                  Paid-in capital............................                                        $1,598,402,988
                                 Accumulated net realized gain (loss) on
                                 investments................................                                              (341,672)
                                                                                                                   _______________
NET ASSETS..................................................................                                        $1,598,061,316
                                                                                                                   ===============
SHARES OUTSTANDING
(25 billion shares of $.001 par value Common Stock authorized)..............                                         1,598,402,988

NET ASSET VALUE, offering and redemption price per share....................                                                 $1.00
                                                                                                                             =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
INVESTMENT INCOME

INCOME                       Interest Income................................                                           $47,622,433

EXPENSES:                    Management fee-Note 2(a).......................                   $  4,142,580
                             Shareholder servicing costs-Note 2(b)..........                      3,290,293
                             Custodian fees.................................                         68,435
                             Registration fees..............................                         64,434
                             Prospectus and shareholders' reports...........                         48,290
                             Directors' fees and expenses-Note 2(c).........                         31,975
                             Professional fees..............................                         24,670
                             Miscellaneous..................................                         45,138
                                                                                               ____________
                                Total Expenses                                                    7,715,815
                             Less-reduction in management fee due to
                                undertaking-Note 2(a).......................                     (1,479,094)
                                                                                               ____________
                                Net Expenses................................                                             6,236,721
                                                                                                                      ____________
INVESTMENT INCOME-NET.......................................................                                            41,385,712

NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                               (37,619)
                                                                                                                      ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $41,348,093
                                                                                                                      ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Six Months Ended
                                                                                            April 30, 1998          Year Ended
                                                                                             (Unaudited)          October 31, 1997
                                                                                           ________________      _________________
OPERATIONS:
  Investment income-net....................................................                $     41,385,712       $ 90,279,537
  Net realized gain (loss) on investments..................................                        (37,619)            (78,862)
                                                                                           ________________      _________________
      Net Increase (Decrease) in Net Assets Resulting from
        Operations.........................................................                      41,348,093         90,200,675
                                                                                           ________________      _________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                     (41,385,712)       (90,279,537)
                                                                                           ________________      _________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold............................................                   1,532,720,372          4,290,577,638
  Dividends reinvested.....................................................                      40,229,566             85,697,112
  Cost of shares redeemed..................................................                  (1,642,686,271)        (4,649,961,193)
                                                                                           ________________      _________________
      Increase (Decrease) in Net Assets from Capital Stock
          Transactions.....................................................                     (69,736,333)          (273,686,443)
                                                                                           ________________      _________________
        Total Increase (Decrease) in Net Assets............................                     (69,773,952)          (273,765,305)

NET ASSETS:
  Beginning of Period......................................................                   1,667,835,268          1,941,600,573
                                                                                           ________________      _________________
  End of Period............................................................                  $1,598,061,316         $1,667,835,268
                                                                                            ================      =================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                    Six Months Ended
                                                    April 30, 1998             Year Ended October 31,
                                                                     _____________________________________________________________
PER SHARE DATA:                                     (Unaudited)        1997         1996         1995         1994         1993
                                                    ___________       ______       ______       ______       ______       ______
    Net asset value, beginning of period..             $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                         ______       ______       ______       ______       ______       ______
    Investment Operations:
    Investment income-net.................                 .025         .049         .049         .052         .031         .027
                                                         ______       ______       ______       ______       ______       ______
    Distributions:
    Dividends from investment income-net..                (.025)       (.049)       (.049)       (.052)       (.031)       (.027)
                                                         ______       ______        ______       ______       ______       ______
    Net asset value, end of period........             $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        ======       ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN...................                5.04%*       5.02%        4.96%        5.33%        3.17%        2.75%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net
assets....................................                 .75%*        .75%         .81%         .86%         .84%         .77%
Ratio of net investment income
      to average net assets...............                5.00%*       4.90%        4.86%        5.20%        3.07%        2.76%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                 .18%*        .14%         .05%         --          --            .02%
    Net Assets, end of period
    (000's Omitted).......................          $1,598,061   $1,667,835   $1,941,601   $2,105,361   $2,469,367   $3,438,076
    * Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-Significant Accounting Policies:
    Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The
Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $304,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, $83,000 of the carryover expires in fiscal 2003, $142,000 expires in fiscal 2004 and $79,000 expires in fiscal 2005.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1997 through April 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $1,479,094 during the period ended April 30, 1998.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 1998, the Fund was charged $1,856,096 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $1,010,787 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS WORLDWIDE DOLLAR
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            762SA984
Registration Mark
[Dreyfus logo]
Worldwide Dollar
Money Market
Fund, Inc.
Semi-Annual
Report
April 30, 1998